UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GreenVision Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2021

GreenVision Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 36th Floor

New York, NY 10019

(Address of Principal Executive Offices, and Zip Code)

(212) 786-7429

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”). In the Public Statement, the Staff, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of SPACs such as GreenVision Acquisition Corp. (the “Company”). The Company has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus in connection with its initial public offering (“IPO”) dated November 18, 2019 (“Final Prospectus”).

The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features are included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Upon review of the Public Statement, the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Following consideration of the guidance in the Public Statement, while the number and terms of the warrants as described in the Final Prospectus have not changed, the Company concluded the private placement warrants issued by the Company do not meet the conditions to be classified in equity and instead, the private placement warrants meet the definition of a derivative under ASC 815, under which the Company should record such warrants as liabilities on the Company’s balance sheet.

On May 11, 2021, management of the Company and the audit committee of the Board of Directors of the Company (the “Audit Committee”) determined, after a discussion with Marcum LLP, the Company’s Independent Public Accounting Firm, that (i) the Company’s previously audited balance sheet related to its IPO dated November 21, 2019, (ii) its audited financial statements as of the year ended December 31, 2019, and for the period from September 11, 2019 (date of inception) through December 31, 2019, (iii) its audited financial statements as of and for the year ended December 31, 2020, and (iv) the Company’s unaudited condensed financial statements for each of the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 (collectively, the “Non-Reliance Periods”) included in the Company’s previously filed Current Report on Form 8-K filed November 27, 2019, the Company’s previously filed Annual Reports on Form 10-K and its previously filed Quarterly Reports on Form 10-Q for the Non-Reliance Periods should no longer be relied upon due to the impact of the reclassification of the private placement warrants as required for alignment with the SEC’s Public Statement and should be restated.

In light of the foregoing, the Company’s management and the Audit Committee have determined that it will restate its historical financial results for the Non-Reliance Periods, in each case to reflect the change in accounting treatment (the “Restatement”). The Company intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 (“Amended Form 10-K”) reflecting, for the Non-Reliance Periods, the reclassification of the private placement warrants and to the extent it concludes such reclassification for the public warrants is necessary, for the public warrants. The Company is working diligently with an independent valuation firm to finalize the valuation of the warrants and file the Amended Form 10-K as soon as practicable. The adjustments to the financial statement items for each of the Non-Reliance Periods will be set forth through expanded disclosure in the financial statements included in the Amended Form 10-K, including further describing the Restatement and its impact on previously reported amounts. The Company is also evaluating the impact of the foregoing on the Company’s internal controls over financial reporting. If necessary, further details and remediation plans will be included in the Company’s Amended Form 10-K.

The Company’s prior accounting for the private placement warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash. The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with Marcum, LLP, the Company’s independent registered public accounting firm.

IMPORTANT NOTICES

Additional Information and Where to Find It

GreenVision Acquisition Corp. has filed a preliminary proxy statement in connection with its previously announced business combination (the “business combination”) with Helbiz, Inc. (“Helbiz”) and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the proposed business combination. GreenVision’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with GreenVision’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about GreenVision, Helbiz and the proposed business combination. GreenVision’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429.

Participants in the Solicitation

GreenVision Acquisition Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from GreenVision’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in the preliminary proxy statement with respect to the proposed business combination filed on April 8, 2021 with the SEC, and in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC. Such filings are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429. Additional information regarding GreenVision’s directors and executive officers and the interests of such participants will be contained in the definitive proxy statement for the business combination when it becomes available.

Helbiz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GreenVision in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement which was filed on April 8, 2021 with the SEC and the definitive proxy statement for the business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GreenVision and Helbiz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. In addition, these forward-looking statements include, without limitation, GreenVision’s and/or Helbiz’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GreenVision’s and Helbiz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the business combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or Helbiz following the announcement of the Merger Agreement and the business combination; (3) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (5) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (6) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Helbiz may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the business combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. GreenVision cautions that the foregoing list of factors is not exclusive. GreenVision cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GreenVision does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GreenVision Acquisition Corp.

	By:	/s/ Zhigeng (David) Fu
	Name:	Zhigeng (David) Fu
	Title:	Chief Executive Officer

Date: May 17, 2021